                                                              Exhibit 24
                               POWER OF ATTORNEY              ----------
                               -----------------


                 KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of BRUSH WELLMAN INC., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Gordon D. Harnett, Carl Cramer, Michael C. Hasychak, Elizabeth M. Pesch and Louis Rorimer, and each of them, his true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for him and in his name, place, and stead, to sign on his behalf as a director of officer, or both, as the case may be, of the Corporation a Registration Statement pursuant to the Securities Act of 1933 on Form S-8 concerning certain shares of the Corporation's Common Stock of the par value of $1.00 per share to be offered in connection with the Corporation's 1995 Stock Incentive Plan, and to sign any and all amendments or post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory authority, granting unto said attorney or attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 29th day of June, 1995.


/s/Gordon D. Harnett                                    /s/Carl Cramer
- ----------------------------                            -------------------------------
Chairman of the Board of                                Vice President Finance and
Directors, President and                                Chief Financial Officer
Chief Executive Officer                                 (Principal Accounting Officer)
(Principal Executive Officer)


/s/Albert C. Bersticker                                 /s/Dr. Charles F. Brush, III
- ----------------------------                            -------------------------------
Albert C. Bersticker,                                   Dr. Charles F. Brush, III,
Director                                                Director


/s/David L. Burner                                      /s/Frank B. Carr
- ----------------------------                            -------------------------------
David L. Burner, Director                               Frank B. Carr, Director


/s/William P. Madar                                     /s/Robert M. McInnes
- ----------------------------                            -------------------------------
William P. Madar, Director                              Robert M. McInnes, Director


/s/Gerald C. McDonough                                  /s/John Sherwin, Jr.
- ----------------------------                            -------------------------------
Gerald C. McDonough, Director                           John Sherwin, Jr., Director


/s/Henry G. Piper
- ----------------------------
Henry G. Piper, Director

                                                        Exhibit 24
                               BRUSH WELLMAN INC.       ----------

                               Power of Attorney
                               -----------------

   KNOW ALL MEN BY THESE PRESENTS, that BRUSH WELLMAN INC., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Gordon D. Harnett, Carl Cramer, Michael C. Hasychak, Elizabeth M. Pesch and Louis Rorimer, and each of them, its true and lawful attorney or attorneys- in-fact and agent or agents, with full power of substitution and revocation, for it and in its name, place and stead, to sign on its behalf in any and all capacities a Registration Statement pursuant to the Securities Act of 1933 on Form S-8 concerning certain shares of the Corporation's Common Stock of the par value of $1 per share to be offered in connection with the Corporation's 1995 Stock Incentive Plan, and to sign any and all post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory authority, granting unto said attorney or attorneys-in-fact and agent or agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact and agent or agents or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has hereunto set its hand as of the 29th day of June, 1995.


                                  BRUSH WELLMAN INC.



                                  By: /s/Carl Cramer
                                      -----------------------------------
                                      Carl Cramer, Vice President
                                      and Chief Financial Officer